Exhibit 10.2



                            MDU Resources Group, Inc.
                     2007 NEO Performance Share Award Chart
                          2007-2009 Performance Period


Name                       Title                            Threshold             Target              Maximum
----                       -----                            ---------             ------              -------

Terry D. Hildestad         President and Chief Executive    3,309 shares          33,091 shares      66,182 shares
                           Officer                         $5,361 dividend       $53,607 dividend  $107,215 dividend
                           MDU Resources Group, Inc.        equivalents           equivalents          equivalents

Vernon A. Raile            Executive Vice President,        1,256 shares         12,564 shares       25,128 shares
                           Treasurer and Chief Financial   $2,035 dividend      $20,354 dividend    $40,707 dividend
                           Officer                          equivalents           equivalents          equivalents
                           MDU Resources Group, Inc.

William E. Schneider       President and Chief Executive    1,512 shares         15,119 shares       30,238 shares
                           Officer                         $2,449 dividend      $24,493 dividend    $48,986 dividend
                           Knife River Corporation          equivalents           equivalents          equivalents

John K. Castleberry        Executive Vice President-          923 shares          9,225 shares       18,450 shares
                           Administration                  $1,495 dividend      $14,945 dividend    $29,889 dividend
                           MDU Resources Group, Inc.        equivalents           equivalents          equivalents

John G. Harp               President and Chief Executive    1,018 shares         10,181 shares       20,362 shares
                           Officer                         $1,649 dividend      $16,493 dividend    $32,986 dividend
                           MDU Construction Services        equivalents           equivalents          equivalents
                           Group, Inc.